UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

January 17, 2005

Date of Report (Date of earliest event reported)

Commission File Number: 000-27743

PAC-WEST TELECOMM, INC.
(Exact name of registrant as specified in its charter)

California	68-0383568
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

1776 W. March Lane, Suite 250
Stockton, California	95207
(Address of principal executive offices)	(Zip Code)

(209) 926-3300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 17, 2005, the Board of Directors of Pac-West Telecomm, Inc. (“the Company”) appointed Timothy A. Samples to the Board of Directors to fill the vacancy created by the resignation of A. Gary Ames; such appointment being for the remainder of the term expiring at the 2005 Annual Meeting of Shareholders of the Company. Timothy A. Samples is expected to be appointed to serve on the Risk Management Committee. On January 19, 2005, the Company issued a press release that announced the appointment of Timothy A. Samples to its Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release dated January 19, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PAC-WEST TELECOMM, INC.
(Registrant)

Dated: January 19, 2005

By: /s/ Peggy Mc Gaw

Peggy Mc Gaw
Vice President Finance

INDEX TO EXHIBITS

99.1	Press Release dated January 19, 2005